ACQUISITIONS AND DISPOSITIONS	12 Months Ended
Dec. 31, 2019
ACQUISITIONS AND DISPOSITIONS
ACQUISITIONS AND DISPOSITIONS

6.           ACQUISITIONS AND DISPOSITIONS

i.            Acquisition of Chulbatkan development project

On July 31, 2019, the Company announced an agreement to acquire the Chulbatkan development project located in Khabarovsk Krai, Far East Russia, from N-Mining Limited (“N-Mining”), for total fixed consideration of $283.0 million. In addition, N-Mining will be entitled to receive an economic participation equivalent to a 1.5% Net Smelter Return (“NSR”) royalty on future production from the deposit area, as well as $50 per ounce of future proven and probable reserves beyond the first 3.25 million of declared proven and probable ounces. Kinross will retain the right to buy-back 1/3 of the 1.5% NSR royalty for $10 million, subject to certain gold price related adjustments, at any time within 24 months of closing.

On January 16, 2020, the Company closed the acquisition of the Chulbatkan development project. In accordance with an amended acquisition agreement, the first installment of $141.5 million, representing 50% of the $283.0 million fixed purchase price due by closing, less closing adjustments, was paid in cash. The amendment also provides that between 60%, and at the Company’s sole discretion up to 100%, of the final installment of $141.5 million, due on the first anniversary of closing, may be paid in Kinross shares.

ii.            Disposition of royalty portfolio

On December 2, 2019, the Company entered into an agreement with Maverix Metals Inc. (“Maverix”) to sell a royalty portfolio of precious metals royalties.

On December 19, 2019, the Company completed the sale for total consideration of $73.9 million, including $25.0 million in cash and approximately 11.2 million common shares, representing 9.4% of the issued and outstanding common shares, of Maverix. The Company recognized a gain on disposition of $72.7 million in other income in connection with the sale. See Note 7xii.

iii.            Acquisition of La Coipa Phase 7 mining concessions

On February 2, 2018, Compania Minera Mantos de Oro, a subsidiary of the Company, agreed to purchase the remaining 50% interest in the Phase 7 concessions surrounding Kinross’ La Coipa mine that it did not already own from Salmones de Chile Alimentos S.A. On March 19, 2018, the Company completed the acquisition. The purchase price of $65.1 million was comprised of $65.0 million in cash and transaction costs of $0.1 million, of which an initial payment of $35.1 million, including transaction costs was paid on closing and the balance of $30.0 million was paid on January 30, 2019. The acquisition was accounted for as an asset acquisition, and the purchase price of $65.1 million was allocated to development and operating properties within mineral interests in property, plant and equipment.

iv.            Acquisition of power plants in Brazil

On February 14, 2018, Kinross Brasil Mineração S.A., a subsidiary of the Company, signed an agreement to acquire two hydroelectric power plants in the State of Goias, Brazil from a subsidiary of Gerdau SA for $253.7 million (R$835.0 million). On July 31, 2018, the Company completed the transaction. Transaction costs associated with the acquisition totaling $3.4 million were expensed and included within other operating expense.

The acquisition, which was accounted for as a business combination as at July 31, 2018, is expected to secure a long-term supply of power and lower production costs over the life of the mine at Paracatu. In finalizing the purchase price allocation during the first quarter of 2019, the Company adjusted the preliminary purchase price allocation as indicated below:

	Preliminary	Adjustments	Final
Property, plant and equipment	$253.7	$(26.6)	$227.1
Intangible assets	—	27.0	27.0
Environmental provisions	—	(0.4)	(0.4)
Total purchase price	$253.7	$—	$253.7

As a result of reflecting the final purchase price adjustments retrospectively, there were no material adjustments necessary to the consolidated financial statements for the year ended December 31, 2018.

v.             Acquisition of remaining 50% interest in Bald Mountain exploration joint venture

On completion of the acquisition of the Bald Mountain mine in January 2016, KGBM, a subsidiary of the Company, entered into a 50/50 exploration joint venture with Barrick Gold Corporation (“Barrick”). On October 2, 2018, KGBM signed and completed a transaction with Barrick to acquire the remaining 50% interest in the exploration joint venture that it did not already own for consideration including $15.5 million in cash and a 1.25% net smelter royalty. Transaction costs associated with the acquisition were $0.1 million.